                                                                  Exhibit 10.11

                                                                         MAXIMUS
                                             HELPING GOVERNMENT SERVE THE PEOPLE


                                             January 30, 1997



Mr. John M. Cannon
Crestar Bank
8245 Boone Boulevard
Vienna, Virginia  22182-3871

Re: Consents and Extension Request

Dear John:

      MAXIMUS, Inc. (the "Borrower") currently has a $10,000,000.00 revolving line of credit (the "Line") with Crestar Bank (the "Bank"). The Line is evidenced by a commercial note (the "Note") dated April 10, 1996 and is governed by the letter agreement dated June 29, 1995, as amended by the letter amendment dated April 10, 1996 (collectively, the "Agreement"). The Borrower is writing to request (i) certain waiver and consents under the Note and Agreement in connection with the Borrower's proposed Offering (defined below) and (ii) an extension of the term of the Line. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement and Note.

1.    Request for Waiver and Consents


      The Borrower anticipates making an initial public offering of its Common Stock in March 1997 (the "Offering"). In connection with and prior to the Offering, the Borrower will make a distribution to its current shareholders of all or a portion of the Borrower's retained earnings on which taxes have been paid, or will be due, to date (the "Distribution"). In order for the Borrower to effect both the Distribution and the Offering, the Bank needs to grant certain waiver and consents. By executing a copy of this letter the Bank agrees as follows:

      1.1 Waiver of Notice and Consent to the Distribution: The Bank hereby waives the requirement, under subsection (h) of the Section entitled "Covenants" in the Agreement, that the Borrower must notify the Bank in writing, 60 days prior to the payment of the Distribution described in this letter. And, further, the Bank consents to such Distribution subject to (a) the Borrower closing the Offering simultaneously with the Distribution and (b) the Borrower's stockholders equity (as defined per GAAP) does not decline as a result of the Distribution and Offering.

      1.2 Consent of the Offering to the Public: The Bank hereby consents to the Offering of shares of Common Stock of the Borrower to the public, which Offering shall not be deemed an event triggering default of the line under subsection (g), or any other subsection, of the section entitled "Default, Acceleration and Setoff" in the Note.

2.    Request for an Extension of the Term of the Line

      The Line is currently due to terminate on March 31, 1997 (the "Termination Date"). By Execution of this letter, the Bank agrees to the Termination Date of the line, as defined in the second paragraph of the Agreement, to mean April 30, 1997.



MAXIMUS OFFICE CENTER - 1356 BEVERLY ROAD/McLEAN, VIRGINIA 22101 - (703) 734-4200 - FAX (703) 734-4277


        Please execute a copy of this letter in the space provided below.

                                        Sincerely,


                                        MAXIMUS, Inc.

                                        By: /s/ F. Arthur Nerret
                                            ----------------------------
                                        Title: Chief Financial Officer
                                               -------------------------

Accepted and Agreed:


Crestar Bank

By: /s/ John M. Cannon
    ------------------------
Title: Vice President
       ---------------------





                                                                MAXIMUS

Crestar Bank
8245 Boone Boulevard
Vienna, VA  22182-3871

April 10, 1996


Mr. David V. Mastran
Chief Executive Officer
MAXIMUS, Inc.
1356 Beverly Road
McLean, Virginia  22101

Dear David:

      The purpose of this letter amendment (the Amendment) is to amend certain provisions of the letter agreement, dated June 29, 1995 (as amended from time to time, the Agreement), between Crestar Bank, a Virginia banking corporation (the
Bank), and MAXIMUS, Inc., a Virginia corporation (the Borrower). Terms defined in the Agreement shall have the same defined meanings when such terms are used in this Amendment.

      The Borrower has requested that the Bank amend certain terms of the Agreement. The Bank has agreed to do so, subject to the terms and conditions of this Amendment. Accordingly, by signing below, the Bank and the Borrower agree as follows:

      1. The first sentence of the first paragraph of the Agreement is deleted in its entirety and is replaced with the following language:

            "Crestar Bank (the BANK) is pleased to advise you that it has established a $10,000,000 revolving line of credit (the LINE), under which up to $5,000,000 in letters of credit (the LC SUBFACILITY) may be issued, for MAXIMUS, Inc., a Virginia corporation (the BORROWER), subject to the terms, covenants and conditions set forth in this letter agreement (as amended from time to time, the AGREEMENT)."

      2. The second paragraph of the Agreement, entitled "AMOUNT," is deleted in its entirety and is replaced with the following language:

            "AMOUNT. The aggregate principal amount of Advances under the Line outstanding at any time shall not exceed the lesser of the Borrowing Base or $10,000,000 (the MAXIMUM AMOUNT); provided, however, that the Maximum Amount shall be reduced by an amount equal to the aggregate of the face amounts of the Letters of Credit, whether such Letters of Credit are now outstanding or hereafter issued. Within this limit, the Borrower may borrow, repay and reborrow until

      March 31, 1997 (the TERMINATION DATE); provided, however, that no Advance shall be disbursed and no Letter of Credit shall be issued by the Bank if, after such disbursement or issuance, the aggregate outstanding principal amount of the Advances and the aggregate outstanding face amounts of the Letters of Credit would exceed the Borrowing Base. The Borrower shall immediately prepay the Advances to the extent that the aggregate outstanding principal amount of the Advances and the aggregate outstanding face amounts of the Letters of Credit exceed the Borrowing Base at any time, and if no Advances are then outstanding, the Borrower shall cash collateralize any Letter of Credit exceeding the then-applicable Borrowing Base in a manner satisfactory to the Bank. The Bank in its sole discretion may continue to make Advances or issue Letters of Credit after the Termination Date, but it shall have no obligation to do so. Advances made or Letters of Credit issued after the Termination Date on any one or more occasions shall not be deemed to be an extension of the Termination Date and shall not obligate the Bank to make Advances or issue Letters of Credit on any subsequent occasion. The Bank shall have the right to cancel the Line at any time upon written notice to the Borrower given at least 30 days prior to the effective date of such cancellation. Any Advances made or Letters of Credit issued subsequent to the giving of such notice shall be made in the sole and absolute discretion of the Bank."

      3. The third paragraph of the Agreement, entitled "INTEREST," is deleted in its entirety and replaced with the following language:

            "INTEREST. Advances shall bear interest at a per annum rate equal to LIBOR plus 2.00%. Accrued interest shall be payable monthly, in arrears, on the first day of each month, and on the Termination Date. Interest shall be calculated on the basis of a year of 360 days and for actual days elapsed."

      4. The fifth paragraph of the Agreement, entitled "LC FACILITY," together with its caption, is deleted in its entirety and replaced with the following language:

            "LC SUBFACILITY. The Borrower may request that the Bank issue Letters of Credit for the account of the Borrower from time to time prior to the Termination Date, the aggregate principal face amounts of which shall not exceed $5,000,000 at any one time outstanding; provided, however, that no Letter of Credit will be issued by the Bank if, after such issuance, the aggregate principal amount of the outstanding Advances and the aggregate outstanding face amounts of the Letters of Credit would exceed the Borrowing Base. The purpose, form and substance of each Letter of Credit must be acceptable to the Bank. Unless otherwise approved by the Bank in its sole discretion, the initial term of a Letter of Credit shall not exceed 12 months and may be renewable annually thereafter, subject to the Bank's prior cancellation of such Letter of Credit, in its sole discretion, within 30 days prior to the anniversary date of the issuance of such Letter of Credit. At least three days prior to the issuance of a Letter of Credit, the Borrower shall execute and deliver to the Bank an Application and Agreement for Irrevocable Standby

      Letter of Credit on the Bank's standard form. The Bank shall be reimbursed on demand by the Borrower for any draws paid by the Bank under a Letter of Credit, together with interest from the date of such demand at the Prime Rate. Subject to the terms of this Agreement, the Borrower may use the proceeds of an Advance to pay any Indebtedness arising out of a Letter of Credit. The Borrower shall pay (a) a nonrefundable commission to the Bank for each Letter of Credit, payable quarterly in advance, beginning on the date of issuance of each Letter of Credit and on the first day of each calendar quarter thereafter, equal to (1) 1.25% per annum of the face amount if such Letter of Credit is not cash collateralized, and (2) 0.75% per annum of the face amount if such Letter of Credit is cash collateralized in a manner satisfactory to the Bank, and (b) a non-refundable opening fee for all Letters of Credit of $200, payable in advance on the date of issuance of each Letter of Credit."

      5. The tenth paragraph of the Agreement, entitled "LC FACILITY FEE," together with its caption, is deleted in its entirety and replaced with the following language:

            "LC SUBFACILITY FEE. The Borrower agrees to pay to the Bank a subfacility fee of $2,500 per year, due at closing and on any renewal of the LC Subfacility."

      6. Subclause (j)(2) of the thirteenth paragraph of the Agreement, entitled "COVENANTS," is deleted in its entirety and replaced with the following language:

            "(2) Tangible Net Worth of not less than $10,500,000, and"

      7. The definition of "Indebtedness" contained in the SCHEDULE OF DEFINITIONS to the Agreement is deleted in its entirety and replaced with the following language:

            "`Indebtedness' means all indebtedness, liabilities and obligations of the Borrower to the Bank, whether now existing or arising in the future, direct or indirect, fixed or contingent, whether related or unrelated to the Line or the LC Subfacility, and whether of a similar or different class, including, without limitation, overdrafts, guaranties and obligations to reimburse the Bank for amounts paid by it under Letters of Credit."

      8. The following definition is added to the SCHEDULE OF DEFINITIONS to the
Agreement:

            "`LIBOR' shall have the meaning given such term in EXHIBIT A attached to the Note."

      9. Simultaneously with the execution of this Amendment, the Borrower agrees to execute and deliver to the Bank a new Note, in the principal amount of $10,000,000 and otherwise in form and substance satisfactory to the Bank. Each reference in the Agreement and any other Loan Document to the Note shall be a reference to the Note as amended, restated and replaced by the Note required hereunder, and each reference in the Loan Documents to the Agreement shall be deemed to be a reference to the Agreement as amended hereby. Except for these amendments, the remaining terms of the Agreement and other Loan Documents shall remain in full force and effect, and are ratified and affirmed by the Borrower in all respects.

      10. The Borrower represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors. All other representations and warranties made by the Borrower in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Bank in accordance with the provisions of the Loan Documents.

      11. The Borrower acknowledges and agrees that this Amendment and the new Note required by paragraph 9 above only amend certain terms of the Loan Documents and do not effect a novation, and the Borrower ratifies and confirms the terms and provisions of, and its obligations under, the Agreement and each other Loan Document in all respects. The Borrower acknowledges and agrees that
(a) there are no defenses, counterclaims or setoffs against any of its obligations under the Loan Documents, and (b) the prior grant of a security interest in the Collateral created by the Security Agreement continues to secure the Indebtedness (including, but not limited to, the new Note required by paragraph 9 above), is in full force and effect, and is ratified and confirmed by the Borrower in all respects.

      12. The Borrower agrees to pay all reasonable attorney's fees and expenses incurred by the Bank in connection with this Amendment.

      13. This Amendment shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

      Please sign below to indicate your acceptance of these terms and return an executed copy of this Amendment to me by April 26, 1996. Upon our receipt of the executed copy, this Amendment will become a binding agreement between the Bank and the Borrower.

Sincerely yours,


CRESTAR BANK


By: /s/ John M. Cannon
    ------------------------------
    John M. Cannon
    Vice President

ACCEPTED AND AGREED as of April 10, 1996


BORROWER:
--------

MAXIMUS, INC.


By: /s/ David V. Mastran
    -------------------------------
    David V. Mastran
    Chief Executive Officer


By: /s/ Raymond B. Ruddy
    -------------------------------
    Raymond B. Ruddy
    Chairman of the Board

                                  Crestar Bank
                              8245 Boone Boulevard
                              Vienna, VA 22182-3871


                                  June 29, 1995


Mr. David V. Mastran
Chief Executive Officer
MAXIMUS, Inc.
1356 Beverly Road
McLean, Virginia  22101


Dear David:

      Crestar Bank (the BANK) is pleased to advise you that it has established a $5,000,000 revolving line of credit (the Line) and a $5,000,000 letter of credit facility (the LC Facility) for MAXIMUS, Inc., a Virginia corporation (the BORROWER), subject to the terms, covenants and conditions set forth in this letter agreement (as amended from time to time, the AGREEMENT). Certain capitalized terms used in this Agreement are defined on the attached Schedule of Definitions.

      AMOUNT. The aggregate principal amount of Advances under the Line outstanding at any time shall not exceed the lesser of the Borrowing Base or $5,000,000. Within this limit, the Borrower may borrow, repay and reborrow until March 31, 1996 (the TERMINATION DATE); provided, however, that no Advance shall be disbursed and no Letter of Credit shall be issued by the Bank if, after such disbursement or issuance, the aggregate principal amount of the Advances and 50% of the outstanding face amounts of the Letters of Credit would exceed the Borrowing Base. The Bank may in its sole discretion continue to make Advances after the Termination Date, but it shall have no obligation to do so. Advances made after the Termination Date on any one or more occasions shall not be deemed to be an extension of the Termination Date and shall not obligate the Bank to make Advances on any subsequent occasion. The Bank shall have the right to cancel the Lien at any time upon written notice to the Borrower given at least 30 days prior to the effective date of such cancellation. Any Advances subsequent to the giving of such notice shall be made in the sole and absolute discretion of the Bank.

      INTEREST. Advances shall bear interest at a per annum rate equal to the Prime Rate. Accrued interest shall be payable monthly, in arrears, on the first day of each month, and on the Termination Date. Interest shall be calculated on the basis of a year of 360 days and for actual days elapsed. The interest rate shall be adjusted daily when and as the Prime Rate is changed.

      USE OF PROCEEDS. The proceeds of Advances shall be used to pay current operating expenses, carry accounts receivable and for other short-term working capital needs of the Borrower.

      LC FACILITY. The Borrower may request that the Bank issue Letters of Credit for the account of the Borrower from time to time prior to the Termination Date, the aggregate principal face amounts of which shall not exceed $5,000,000 at any one time outstanding; provided, however, that no Letter of Credit will be issued by the Bank if, after such issuance, the aggregate principal amount of the outstanding Advances and 50% of the outstanding face amounts of the Letters of Credit would exceed the Borrowing Base. The purpose, form and substance of each Letter of Credit must be acceptable to the Bank. Unless otherwise approved by the Bank in its sole discretion, the initial term of a Letter of Credit shall not exceed 12 months and may be renewable annually thereafter subject to the Bank's cancellation of such Letter of Credit, in its sole discretion, within 30 days prior to the anniversary date of the issuance of such Letter of Credit. At least three days prior to the issuance of a Letter of Credit, the Borrower shall execute and deliver an Application and Agreement for Irrevocable Standby letter of Credit on the Bank's standard form. The Bank shall be reimbursed on demand by the Borrower for any draws paid by the Bank under a Letter of Credit, together with interest from the date of such demand at the Prime Rate. The Borrower shall pay a nonrefundable commission to the Bank for each Letter of Credit equal to (a) 1.50% per annum of the face amount if such Letter of Credit is not cash collateralized, and (b) 0.75% per annum of the face amount if such Letter of Credit is cash collateralized in a manner satisfactory to the Bank, such fees, as applicable, to be payable quarterly in advance on the date of issuance and each quarter thereafter and a non-refundable opening fee for all Letters of Credit of $200.

      PREPAYMENTS. The Borrower shall immediately prepay the Advances to the extent that the aggregate unpaid principal balance of the Advances plus 50% of the outstanding face amounts of the Letters of Credit at any time exceeds the Borrowing Base. If, after prepayment of all advances, 50% of the aggregate outstanding face amount of the Letters of Credit exceeds the Borrowing Base, the Borrower, within seven days of the Bank's demand therefor, shall pledge cash collateral to the Bank in an amount equal to the difference between 50% of the aggregate face amount of the Letters of Credit then outstanding and the Borrowing Base, and any such cash deposited by the Borrower shall be held by the Bank in the Cash Collateral Account.

      PAYMENTS. Advances shall be repaid on demand, or if demand is not sooner made, on the Termination Date. The Borrower agrees that the Bank may demand payment even if an Event of Default has not occurred.

      COLLATERAL. The Indebtedness shall be secured by a security interest in all accounts, chattel paper, general intangibles, instruments and inventory of the Borrower, as described in the Security Agreement.

      ADMINISTRATIVE FEE. The Borrower agrees to pay to the Bank an audit and administrative fee of $2,500 per year, due at closing and on any renewal of the Termination Date.

      LC FACILITY FEE. The Borrower agrees to pay to the Bank a facility fee of $2,500 per year, due at closing and on any renewal of the LC Facility.

      CONDITIONS. The following are conditions precedent to each advance or the issuance of each Letter of Credit:

            (a) LOAN DOCUMENTS. Receipt by the Bank of all Loan Documents, duly executed by all applicable parties;

            (b) ORGANIZATIONAL DOCUMENTS. Receipt by the Bank of certified copies of resolutions and organizational documents of the Borrower, a certificate as to the incumbency and signatures of the authorized officers or representatives of the Borrower, and current good standing certificates issued by the appropriate public officials in the Borrower's state of formation and each jurisdiction in which it does business;

            (c) PERFECTION. Financing statements perfecting the Bank's security interest in the Collateral shall be filed, all conflicting financing statements shall be terminated and all other actions required by the Bank to perfect its Liens in the Collateral shall be completed to the Bank's satisfaction.

            (d) INSURANCE. Receipt by the Bank of certificates or policies of insurance confirming that all insurance required by the Loan Documents has been obtained;

            (e) COLLATERAL/SYSTEMS REPORT. Completion by the Bank of a satisfactory examination report of the Collateral and the Borrower's systems;

            (f) LANDLORD WAIVERS. Receipt by the Bank of such landlord and mortgagee waivers as it deems to be necessary to protect its security interest in the Collateral;

            (g) SATISFACTORY DOCUMENTS. All documents, certificates and opinions delivered under this Agreement must be in form and substance satisfactory to the Bank and its counsel; and

            (h) NO DEFAULTS. No default shall be continuing.

      REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to extend credit to the Borrower, the Borrower represents and warrants as follows:

            (a) EXECUTION OF DOCUMENTS. The Borrower has the power and has taken all of the necessary actions to execute, deliver and perform the terms of the Loan Documents. When executed and delivered, the Loan Documents will be binding obligations of the Borrower, enforceable in accordance with their terms and will not violate any provisions of law or conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or under any other agreement to which the Borrower is a party.

            (b) FINANCIAL STATEMENTS. All financial statements and information delivered to the Bank by the Borrower in connection with this Agreement are correct and complete and present fairly the financial condition, and reflect all known liabilities, contingent or otherwise, of the Borrower as of the dates of such statements and information, were prepared in accordance with GAAP in the case of the Borrower and, since such dates, no material adverse change in the assets, liabilities, financial condition, business or operations of the Borrower has occurred.

            (c) NO LITIGATION. There is no action, suit or proceeding pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower that may, either in any case or in the aggregate, result in any material adverse change in the business, properties or assets or in the condition, financial or otherwise, of the Borrower, or that may result in any material liability on the part of the Borrower.

            (d) DEBARMENT. No event has occurred and no condition exists that is likely to result in the debarment or suspension of the Borrower from any Government Contracts, and the Borrower has not, nor has any Affiliate, been subject to any such debarment or suspension.

            (e) COMPLIANCE WITH LAWS. The Borrower is in compliance in all material respects with all federal, state and local laws, regulations and ordinances.

            (f) DEBT. The Borrower is not in default with respect to any debt.

            (g) SUBSIDIARIES. The Borrower does not have any subsidiaries.

      COVENANTS. In consideration of credit extended or to be extended by the Bank, the Borrower covenants and agrees that, unless the Bank otherwise consents in writing:

            (a) FINANCIAL REPORTING REQUIREMENTS. The Borrower shall deliver to the Bank (1) within 90 days after the close of each of its fiscal years, audited financial statements of the Borrower, prepared in accordance with GAAP, including a balance sheet, income statement, statements of stockholders' equity and of cash flows, prepared by an independent certified public accounting firm acceptable to the Bank and accompanied by an unqualified opinion of such firm;
(2) within 30 days after the end of each calendar month (I) unaudited financial statements of the Borrower, including a balance sheet and income statement, prepared in accordance with GAAP, except as it relates to the Borrower's practice of accruing undeclared dividends, (ii) an appropriately completed Borrowing Base Certificate setting forth a calculation of the Borrowing Base as of the end of the preceding calendar month, (iii) agings of accounts receivable of the Borrower, and (iv) a report listing by contract any Billings in Excess of Cost and Cost in Excess of Billings for work under the Borrower's contracts; (3) within 30 days after the end of each calendar quarter, a Covenant Compliance Certificate of the Borrower's chief financial officer and status and backlog reports relating to the Borrower's contracts; (4) promptly upon receipt, copies of any reports submitted to the Borrower by its independent certified public accountants in connection with examinations of the Borrower's financial statements; and (5) such other information concerning the Collateral or the financial condition of the Borrower as the Bank from time to time may reasonably request. All financial statements and reports shall be in form and detail acceptable to the Bank and shall be certified to be accurate by a duly authorized officer of the Borrower.

            (b) NOTICES. The Borrower shall furnish to the Bank prompt written notice of (1) the occurrence of each Default or an Event of Default, (2) the institution of any material litigation concerning the Borrower, (3) any final decision of a contracting officer disallowing costs aggregating more than $75,000 with respect to a Government Contract, and (4) any material modifications to, or any termination of, any contract or agreement relating to any Eligible Receivables.

            (c) COLLATERAL/SYSTEMS EXAMINATIONS. The Bank shall have the right to perform Collateral and systems examinations from time to time in accordance with its standard procedures.

            (d) COMPLIANCE WITH LAWS. The Borrower shall comply with all applicable laws and regulations and shall pay all taxes, assessments or governmental charges lawfully levied or imposed on or against it or any of its properties. The Borrower shall not take any action that would result in the debarment or suspension of the Borrower from contracting with the Government.

            (e) LIENS. The Borrower shall not permit any Lien to attach to any of its assets other than Permitted Liens.

            (f) GUARANTIES. The Borrower shall not guarantee, endorse, become contingently liable upon or assume the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

            (g) DEBT. The Borrower shall not permit to exist any debt other than Permitted Debt.

            (h) DIVIDENDS AND DISTRIBUTIONS. The Borrower shall notify the Bank in writing 60 days prior to (1) the declaration or payment of any dividend or any other distribution to its equity owners or (2) the issuance, redemption, repurchase or retirement of any of its equity interests; provided, however, that if the Borrower is a Subchapter S Corporation, a limited liability company or a limited partnership, the Borrower may without notification pay distributions to its equity owners in amounts sufficient to allow such owners to pay income taxes on their respective shares of the net taxable income of the Borrower.

            (i) LOANS AND INVESTMENTS. Without the Bank's consent, the Borrower shall not make or permit to exist any loans to, or debt or equity investments in, acquire all or substantially all of the assets of, or merge or consolidate with any Person, other than accounts receivable that arise in the ordinary course of business. This not withstanding, the Borrower may make advances or loans of up to $100,000 to any individual shareholder as long as the total sum of all such outstanding advances or loans does not exceed $500,000 at any one time.

Without limiting the generality of the foregoing, the Borrower shall not acquire or form any subsidiary, enter into any joint venture agreement, or become a partner in any partnership; provided that, with the consent of the Bank, the Borrower may enter into joint venture or teaming agreements with other Persons to perform contracts.

            (j) FINANCIAL COVENANTS. The Borrower shall maintain at all times
(1) a ratio of current assets to current liabilities of not less than 1.25 to 1,
(2) Tangible Net Worth of not less than $8,500,000, and (3) a ratio of total liabilities to Tangible Net Worth of not more than 1.75 to 1.

            (k) KEY MAN LIFE INSURANCE. The Borrower shall maintain life insurance in an amount acceptable to the Bank on David V. Mastran and Raymond B. Ruddy with the Borrower as the beneficiary.

      DEFAULT. Upon the occurrence of an Event of Default, any obligation of the Bank to make Advances or issue Letters of Credit shall terminate and the Bank, at its option, by written notice to the Borrower, may declare all Indebtedness to the Bank to be immediately due and payable. Upon the occurrence of an Event of Default, the Bank also may require the Borrower to pay, and the Borrower agrees to pay, to the Bank an amount of cash equal to the aggregate face amount of the Letters of Credit then outstanding, and any amounts paid by the Borrower shall be held by the Bank in the Cash Collateral Account.

      ACCOUNTING TERMS. Each accounting term used in this Agreement, not otherwise defined, will have the meaning given to it under GAAP as in effect on the date of this Agreement, applied on a consistent basis.

      NOTICES. All notices, requests, demands or other communications provided for in this Agreement or any other Loan Document shall be in writing and shall be delivered by hand, sent prepaid by a recognized overnight delivery service or sent by the United States mail, certified, postage prepaid, return receipt requested, to the Bank or to the Borrower at their addresses set forth in this Agreement.

      SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Bank and the Borrower, and their respective successors and assigns, provided that the Borrower may not assign or transfer its rights under this Agreement.

      SOLE AGREEMENT. This Agreement and the other Loan Documents represent the entire agreement between the Bank and the Borrower, and supersede all prior commitments and may be modified only by an agreement in writing. The other Loan Documents shall contain such terms as the Bank customarily requires for financings of the type described in this Agreement.

      SURVIVAL OF AGREEMENT. All terms contained in this Agreement shall survive the delivery of this Agreement and the other Loan Documents, the making of the Advances and the issuance of the Letters of Credit and shall remain in full force and effect until the Indebtedness is fully discharged.

      GOVERNING LAW. This Agreement will be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

      EXPENSES. Whether or not any Advances are made or Letters of Credit issued under this Agreement, the Borrower shall pay all out-of-pocket expenses incurred by the Bank in connection with the preparation of this Agreement and the other Loan Documents and the transactions contemplated by this Agreement.

      COUNTERPARTS. This Agreement may be executed in counterparts, and all such counterparts together shall constitute one and the same Agreement.

      The Borrower may accept this Agreement by signing below and returning an executed copy to the Bank prior to July 21, 1995. Upon receipt by the Bank of such executed copy prior to such date, this Agreement will become a binding agreement between the Bank and the Borrower.


Sincerely yours,

CRESTAR BANK



By: /s/ John M. Cannon
    ----------------------------------
    John M. Cannon
    Vice President



















                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

ACCEPTED: July 10, 1995

MAXIMUS, INC., a Virginia Corporation



By:    /s/ David V. Mastran                  By:    /s/ Raymond B. Ruddy 7/5/95
       ----------------------------                 --------------------------
Name:  David V. Mastran                      Name:  Raymond S. Ruddy
Title: Chief Executive Officer               Title: Chairman of the Board

                             SCHEDULE OF DEFINITIONS


      The following terms shall have the meanings set forth below when such terms are used in the Loan Documents:

      "Advance" means any advance of funds under the Line.

      "Affiliate" means any Person in which the Borrower has an ownership interest, whether direct or indirect, and any joint venture to which the Borrower is a party.

      "At-Risk Work" means work performed under Government Contracts, or any other contract, (a) for which funds have not been appropriated and allocated,
(b) that have not been awarded or (c) for which all required contract documents, including any documents required to modify or renew a contract previously awarded, have not been executed.

      "Bonded Receivables" means any account receivable arising out of a contract under which the performance of the Borrower is guaranteed by a surety bond.

      "Borrowing Base" means, at the time in question, 90% of Eligible Receivables.

      "Borrowing Base Certificate" means a certificate of the Borrower containing a computation of the Borrowing Base and certifying that no Default has occurred and is continuing, in form and substance satisfactory to the Bank.

      "Cash Collateral Account" means an account established with the Bank in the name of the Borrower, over which the Bank has the exclusive right of withdrawal, which account serves as additional security for the repayment of the Indebtedness.

      "Collateral" means any real or personal property securing any Indebtedness at any time.

      "Contras" means any account receivable of the Borrower that is due from a Customer to whom the Borrower is indebted.

      "Covenant Compliance Certificate" means a certificate setting forth calculations and otherwise reflecting compliance by the Borrower with the covenants in the Loan Documents, in form and substance acceptable to the Bank.

      "Customer" means any Person obligated on an account receivable of the Borrower.

      "Default" means any Event of Default or any event that with the giving of notice, or lapse of time, or both, would constitute an Event of Default.

      "Eligible Receivables" means such accounts receivable of the Borrower that are and at all times continue to be acceptable to the Bank in all respects. Criteria for eligibility shall be fixed and revised by the Bank from time to time in its sole discretion. In general, an account receivable shall not be an Eligible Receivable unless (a) it represents a valid obligation of the

Customer to pay for goods sold or services rendered, (b) it has been appropriately billed in accordance with the terms of the applicable contract and no more than 90 days have elapsed from the initial invoice date, (c) the goods or services have been finally accepted by the Customer, (d) all payments, setoffs, bad debt reserves, discounts, allowances and credits have been deducted, (e) it conforms to the representations and warranties contained in the Security Agreement, (f) the Customer is not an Affiliate, a foreign Person or a creditor of the Borrower, (g) the Bank is satisfied with the credit standing of the Customer ,and (h) if it arises out of a Government Contract, such receivable arises out of a Government Contract on which the borrower is the prime contractor. Eligible Receivables shall not include At-Risk Work, Bonded Receivables that are not subordinated to the Bank on terms acceptable to the Bank, Contras, cost overruns, progress payments, costs incurred in excess of approved or allowed billing rates, rebillings or retainages. No Eligible Receivable shall be included in more than three month-end Borrowing Base calculations.

      "Event of Default" means the occurrence of a default or event of default under any Loan Document after the expiration of all applicable grace periods.

      "FACA" means, collectively, the Federal Assignment of Claims Act of 1940, as amended, 31 U.S.C. ss. 3727, 41 U.S.C. ss. 15, any applicable rules, regulations and interpretations issued pursuant thereto, and any amendments to any of the foregoing.

      "GAAP" means generally accepted accounting principles consistently applied.

      "Government" means the United States of America and any of its departments and agencies.

      "Government Contracts" means any contract with the Government under which the Borrower is the prime contractor or a subcontractor.

      "Indebtedness" means all indebtedness, liabilities and obligations of the Borrower to the Bank, whether now existing or arising in the future, direct or indirect, fixed or contingent, whether related or unrelated to the Line or the LC Facility, and whether of a similar or different class, including, without limitation, overdrafts, guaranties and obligations to reimburse the Bank for amounts paid by it under letters of credit issued by the Bank for the account of the Borrower.

      "Letter of Credit" means, collectively and individually, any letter of credit issued by the Bank for the account of the Borrower pursuant to the Agreement, as any of the same may be amended, modified or supplemented, renewed or extended from time to time.

      "Lien" means any mortgage, deed of trust, assignment, pledge, lien, security interest, charge or encumbrance of any kind or nature, including the interest of a lessor under a capitalized lease.

      "Loan Documents" means the Agreement, the Note, the Security Agreement and any other document that evidences, secures, governs or otherwise relates to any of the Indebtedness, including, without limitation, any letter of credit application and agreement, negative pledge agreement, deed of trust, mortgage security agreement, pledge agreement or assignment.

      "Note" means a promissory note, on the Bank's standard form, in the principal amount of the Line, made by the Borrower, and evidencing the obligation of the Borrower to repay the Advances, together with accrued interest, and any amendments to or replacements of such promissory note.

      "Permitted Debt" means (a) the Indebtedness, (b) purchase money financing and capitalized lease obligations for fixed assets not exceeding $250,000 in the aggregate outstanding at any time, (c) Subordinated Debt, and (d) ordinary and customary trade accounts payable.

      "Permitted Liens" means (a) Liens securing the Indebtedness, and (b) Liens securing any purchase money financing or capitalized lease obligations described in the definition of Permitted Debt.

      "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, governmental subdivision or agency or any other entity of any nature.

      "Prime Rate" means the rate established by the Bank from time to time and recorded in its Credit Administration Division as a reference for fixing the lending rate on certain commercial loans. The Prime Rate is not necessarily the lowest or most favorable interest rate charged by the Bank.

      "Security Agreement" means a security agreement from the Borrower on the Bank's standard form, creating a first priority security interest in the Collateral.

      "Subordinated Debt" means debt of the Borrower subordinated to the Indebtedness on terms acceptable to the Bank.

      "Tangible Net Worth" means, at any time, amounts that would be included under stockholders' equity on the balance sheet of the Borrower in accordance with GAAP consistently applied, provided that, in any event, such amounts are to be net of amounts carried on the books of the Borrower for (1) any write-up in the book value of any assets of the Borrower resulting from a revaluation subsequent to the date of this Agreement, (2) treasury stock, (3) unamortized debt discount expense, (4) any cost of investments in excess of net assets acquired at any time of acquisition by the Borrower, (5) loans, advances or other amounts owed to the Borrower by any Affiliate or investments in any Affiliate, (6) unmarketable securities, and (7) patents, patent applications, copyrights, trademarks, trade names, goodwill, research and development costs, organizational expenses, capitalized software costs and other like intangibles.

                                    EXHIBIT A

                            INTEREST RATE PROVISIONS

      THIS EXHIBIT A is attached to and forms a part of that certain Commercial Note (as amended, modified, supplemented or replaced from time to time, the Note), dated April 10, 1996, in the principal amount of $10,000,000 made by MAXIMUS, INC., a Virginia corporation (the Borrower), and payable to the order of CRESTAR BANK, a Virginia banking corporation (the Bank). Terms defined in the Note and not otherwise defined in Paragraph 5 below shall have the same defined meanings when such terms are used herein.

      1. INTEREST RATE. On the terms and subject to the conditions set forth below and in the Agreement, any amounts outstanding, or to be disbursed, under the Note shall bear interest at a per annum rate equal to LIBOR plus 2.00% (the LIBOR Option). Interest based on the LIBOR Option shall be adjusted on the first day of each calendar month, beginning on May 1, 1996, to reflect LIBOR then in effect (each, an Interest Period). Notwithstanding any contrary provision of the note or this EXHIBIT A, interest shall be calculated on the basis of the Prime Rate if (i) the Bank, in good faith, is unable to ascertain the LIBOR Option by reason of circumstances then affecting the applicable money market or otherwise,
(ii) dollar deposits are not available in the applicable money market or are not available in sufficient quantities for the Bank, in its sole discretion, to ascertain the LIBOR Option, (iii) in the sole judgment of the Bank, it becomes unlawful or impracticable for the Bank to maintain loans based upon the LIBOR Option for any reason, including, without limitation, the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, or (iv) the Bank, in good faith, determines that it is impracticable to maintain loans based on the LIBOR Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such interest rate option. Upon the occurrence of any of the above events, the outstanding principal balance of the Note immediately (or at any time thereafter at the option of the Bank), without further action of the Borrower or the Bank, shall accrue interest at the Prime Rate, adjusted on the same days on which the Bank changes its Prime Rate.

      2. ADVANCES. The Borrower authorizes the Bank to make advances under the Note from time to time in amounts sufficient to pay checks drawn on the Borrower's operating account with the Bank, subject to the limitations set forth in the paragraph entitled, "Amount," in the Agreement. In addition, the Borrower may request an advance under the Note (each, a Request) by telephonic notice to the Bank no later than 10:00 a.m. (Washington, D.C. time) on the Business Day on which such advance is to be made. If required by the Bank, Requests made by telephone shall be confirmed in writing and delivered to the Bank within three Business Days after the date of the Request.

      3. PREPAYMENTS. The Borrower may prepay amounts owing under the Note at any time and from time to time, without premium or penalty.

      4. INDEMNITY. The Borrower agrees to indemnify the Bank and to hold the Bank harmless from, and to reimburse the Bank on demand for, any loss, cost, liability or expense that the Bank may sustain or incur as a result of (a) any failure by the Borrower to make a borrowing or prepayment after the Borrower has given notice thereof, if applicable, including, without limitation, any loss incurred in liquidating or employing deposits from third parties and loss of profit for the period after failure to borrow or prepay, or (b) any domestic or foreign taxes, regulatory costs, reserve requirements, assessments, expenses or other costs or charges that increase the cost to the Bank of making available to the Borrower funds at the LIBOR Option. A written statement of the Bank to the Borrower of such loss or expense shall be conclusive and binding, absent manifest error, for all purposes. Notwithstanding the foregoing, the Bank may require by notice to the Borrower that the Borrower pay directly to the appropriate governmental authority any tax, levy, impost or any other charge of any nature whatsoever as set forth herein in lieu of reimbursing the Bank for said costs and expenses. This covenant shall survive repayment of the Note and payment by the Borrower of all obligations arising under this EXHIBIT A.

      5. DEFINED TERMS. The following terms as used in this EXHIBIT A shall have the following meanings:

         AGREEMENT means the letter agreement dated June 29, 1995, between the Borrower and the Bank, as the same may be amended, modified or supplemented from time to time.

         BUSINESS DAY shall mean a day on which commercial banks are open for business and dealing in deposits in Washington, D.C., Richmond, Virginia, and New York, New York.

         LIBOR shall mean the rate per annum quoted by the Bank from time to time, as determined by the Bank based upon the rates of interest at which one-month deposits would be offered to the Bank, in the amount of the aggregate outstanding principal balance of the Note (as adjusted upwards, if necessary, if such adjustment is required for the Bank to determine such rate) at the LIBOR Option, by major banks in the London or Nassau inter- bank market (whichever is greater) upon request of such banks at 11:00 a.m. (London or Nassau time, as the case may be) on the day that is two Business Days prior to the first day of each Interest Periods, as adjusted from time to time in the Bank's sole discretion, for then-applicable reserve requirements, deposit insurance assessment rates, broker's commissions and other regulatory costs.

         PRIME RATE shall have the meaning ascribed to it in the Note.

      6. FUNDING. The Bank shall be entitled, but not obligated, to fund all or any portion of the Note in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the Nassau inter-bank market, the London inter-bank market and within the United States, but all calculations and transactions hereunder shall be conducted as though the Bank actually funds all such amounts through the purchase in London or Nassau, as the case may be, of one-month offshore dollar deposits in the relevant principal amount.

      IN WITNESS WHEREOF, the Borrower has caused this Exhibit A to be executed by its duly authorized representatives as of April 10, 1996.


                                   MAXIMUS, INC., a Virginia Corporation



                                   By: /s/ David V. Mastran
                                       ------------------------------------
                                       David V. Mastran
                                       Chief Executive Officer


                                   By: /s/ Raymond B. Ruddy
                                       ------------------------------------
                                       Raymond B. Ruddy
                                       Chairman of the Board

COMMERCIAL NOTE - CRESTAR BANK


BORROWER: MAXIMUS, Inc.

LOAN AMOUNT:    Ten Million Dollars and No Cents ($10,000,000.00)

BORROWER'S ADDRESS: 1356 Beverly Road, Suite 300
          McLean, VA  22101-3625

OFFICER: John M. Cannon     J.C.(initials)     DATE: April 10, 1996

ACCOUNT NO:  04300022378842       NOTE NO: 4003      NOTE TYPE: Renewal Loan

-------------------------------------------------------------------------------

For Value Received, the undersigned (whether one or more) jointly and severally promise to pay to the order of Crestar Bank (the "Bank") at any of its offices, or at such place as the Bank may designate in writing, without offset and in immediately available funds, the Loan Amount shown above, including or plus interest, and any other amounts due, upon the terms specified below.

LOAN TYPE AND REPAYMENT TERMS
-----------------------------

LOAN TYPE:   Revolving Master Borrowing Line

          This is an open end revolving line of credit. You may borrow an aggregate principal amount up to the Loan Amount shown above outstanding at any one time.

REPAYMENT TERMS

          Principal on demand, plus interest, but the undersigned shall be liable for only so much of the Loan Amount as shall be equal to the total advanced to or for the undersigned, or any of them, by the Bank from time to time, less all payments made by or for the undersigned and applied by the Bank to principal, plus interest on each such advance, and any other amounts due all as shown on the Bank's books and records, which shall be prima facie evidence of the amount owed.

          This Master Borrowing arrangement will terminate upon written notice from the Bank to the undersigned, or if such notice is not sooner given, 12 months from the date of this Note, unless an alternate termination date is indicated in the"Agreement," as defined below.

          THE BANK SHALL HAVE THE RIGHT TO DEMAND PAYMENT AT ANY TIME EVEN IF AN EVENT OF DEFAULT (AS OUTLINED IN THIS NOTE) HAS NOT OCCURRED.

ADDITIONAL TERMS AND CONDITIONS:

This Note is governed by additional terms and conditions contained in a(n) Letter Agreement between the undersigned and the Bank dated June 29, 1995, and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated in this Note by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

INTEREST

Accrued interest will be payable on the first day of each month beginning on May 1, 1996.

Interest will accrue daily on an actual/360 basis (that is, on the actual number of days elapsed over a year of 360 days).

Each scheduled payment made on this Note will be applied to accrued interest before it is applied to principal. Interest will accrue from the date of this Note on the unpaid balance and will continue to accrue after maturity, whether by acceleration or otherwise, until this Note is paid in full. If this is a variable rate transaction, the interest rate is prospectively subject to increase or decrease without prior notice, and if this is a Term-Variable Payment loan, adjustments in the payment schedule will be made as necessary. If the stated Rate (as defined below) is based on a Prime Rate of Crestar Bank, the interest rate is subject to increase or decrease at the sole option of the Bank.

Subject to the above, interest per annum on this Note (the "Rate") will be the applicable Rate as outlined in Exhibit A, incorporated herein by reference. Adjustments to the Rate shall be effective as of in accordance with Exhibit A.

===============================================================================
                               IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
===============================================================================

This Note includes a renewal and refinance of the balance owed on note number 043000223788424003 dated July 5, 1995, in the original principal amount of $5,000,000.00

COLLATERAL

Any collateral pledged to the Bank to secure any of the undersigned's existing or future liabilities to the Bank shall secure this Note. To the extent permitted by law, each of the undersigned grants to the Bank a security interest in and a lien upon all deposits or investments maintained by the undersigned with, and all indebtedness owed to the undersigned by, the Bank or any of its affiliates.

This Note is also secured by the following collateral and proceeds thereof;

All inventory, accounts general intangibles, leases, contracts, proceeds, lease payments and insurance proceeds now existing or hereafter acquired and all proceeds and products thereof as more particularly described in a Security Agreement by MAXIMUS, Inc. dated July 5, 1995.

All of this security is referred to collectively as the "Collateral." The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the undersigned to the Bank, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the undersigned to the Bank in any order at the option of the Bank.

LOAN PURPOSE AND UPDATED FINANCIAL INFORMATION REQUIRED
-------------------------------------------------------

The undersigned warrant and represent that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment or for carrying on an investment activity (other than a personal investment activity). The undersigned agree to provide to the Bank updated financial information, including but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports or schedules (financial or otherwise), all as the Bank may from time to time request.

DEFAULT, ACCELERATION AND SETOFF
--------------------------------

Any one of the following shall constitute an event of default under the terms of this Note: (1) the failure to make when due any installment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note, or the failure to pay the amount demanded by the Bank if this
Note is payable on demand; (2) the death, dissolution, merger, acquisition, consolidation or termination of existence of the undersigned, any guarantor of the indebtedness of any of the undersigned to the Bank, any endorser, or any other party to this Note (collectively called a "Party"); (3) the insolvency or inability to pay debts as they mature of any Party, or the application for the appointment of a receiver for any Party or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any Party or any assignment for the benefit of creditors by or against any Party; (4) the entry of a judgment against any Party or the issuance or service of any attachment, levy or garnishment against any Party or the property of any Party, or the repossession or seizure of property of any Party;
(5) a determination by the Bank that it deems itself insecure or that a material adverse change in the financial condition of any Party or decline or depreciation in the value or market value of any Collateral has occurred since the date of this Note or is reasonably anticipated; (6) the failure of any Party to perform any other obligation to the Bank under this Note or under any other agreement with the Bank; (7) the occurrence of an event of default with respect to any existing or future indebtedness of any Party to the Bank or any other creditor of the Party; (8) a material change in the ownership, control or management of any Party that is an entity, unless such change is approved by the Bank in its sole discretion; (9) if any Party gives notice to the Bank purporting to terminate such Party's obligations under or with respect to this Note; (10) the sale or transfer by a Party of all or substantially all of such Party's assets other than in the ordinary course of business; or (11) any Party commits fraud or makes a material misrepresentation at any time in connection with this Note. If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note will, at the option of the Bank, become immediately due and payable, without notice or demand. Upon the occurrence of an event of default, the Bank shall be entitled to interest on the unpaid balance at the stated Rate plus 2.00% (the "Default Rate"), unless otherwise required by law, until paid in full. To the extent permitted by law, upon default, the Bank will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to the Bank against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, held by, owed by, or in the possession of, the Bank or any of its affiliates to the credit of or for the account of any Party, without notice to or consent by any Party. The remedies provided in this Note and any other agreement between the Bank and any Party are cumulative and not exclusive of any remedies provided by law.

CAPITAL ADEQUACY
----------------

Should the Bank, after the date hereof, determine that the adoption of any law or regulation regarding capital adequacy, or any change in the interpretation or administration, has or would have the effect of reducing the Bank's rate of return hereunder to a level below that which the Bank could have achieved but for such adoption or change, by an amount which the Bank considers to be material, then, from time to time, 30 days after written demand by the Bank, the undersigned shall pay to the Bank such additional amounts as will compensate the Bank for such reduction. Each demand by the Bank shall be made in good faith and shall be accompanied by a certificate claiming compensation under this paragraph and stating the amounts to be paid to it hereunder and the basis therefor.


LATE CHARGES AND OTHER AUTHORIZED CHARGES
-----------------------------------------

If any portion of a payment is at least ten (10) days past due, the undersigned agree to pay a late charge of 5.00% of the amount which is past due. Unless prohibited by applicable law, the undersigned agree to pay the fee established by the Bank from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition, as permitted by applicable law, the undersigned agree to pay the following: (1) all expenses, including, without limitation, all court or collection costs, and attorney's fees of 25% of the unpaid balance of this Note, or actual attorneys' fees if in excess of such amount, whether suit be brought or not, incurred in collecting this note; (2) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which the Bank from time to time in its sole discretion may deem necessary; (3) any premiums for property insurance purchased on behalf of the undersigned or on behalf of the owner(s) of the Collateral pursuant to any security instrument relating to the Collateral; (4) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by the Bank of attorneys with respect to this Note and the obligations it evidences; and (5) any other charges permitted by applicable law. The undersigned agree to pay these authorized charges on demand or, at the Bank's option, the charges may be added to the unpaid balance of the Note and will accrue interest at the stated Rate. Upon the occurrence of an event of default, interest will accrue at the Default Rate.

WAIVERS
-------

The undersigned and each other Party waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this note. The undersigned and each other Party waive any rights to require the Bank to proceed against any other Party or person or any Collateral before proceeding against the undersigned or any of them, or any other Party, and agree that without notice to any Party and without affecting any Party's liability, the Bank, at any time or times, may grant extensions of the time for payment or other indulgences to any Party or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Party primarily or secondarily liable. The undersigned and each other Party agree that the Bank may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Party to the Bank, as the Bank may elect from time to time. The undersigned also waive any rights afforded to them by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended. TO THE EXTENT LEGALLY PERMISSIBLE, THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

JUDGMENT BY CONFESSION
----------------------

The undersigned hereby duly constitute and appoint Susan M. Banks or C.B. Bohannon or Carl J. Wallace as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an event of default, to confess judgment against them, or any of them, in the Circuit Court for the County of Fairfax, Virginia, upon this Note and all amounts owed hereunder, including all costs of collection, attorney's fees equal to 25% of the unpaid principal balance hereof and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any homestead or other exemption laws.

SEVERABILITY, AMENDMENTS AND NO WAIVER BY BANK
----------------------------------------------

Any provision of this Note which is prohibited or unenforceable will be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the undersigned from any term of this Note, will in any event be effective unless it is in writing and signed by an authorized employee of the Bank, and then the waiver or consent will be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, the Bank may designate a substitute index with notice to Borrower. No failure or delay on the part of the Bank to exercise any right, power or remedy under this Note may be construed as a waiver of the right to exercise the same or any other right at any time.

LIABILITY, SUCCESSORS AND ASSIGNS AND GOVERNING LAW

Each of the undersigned shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the undersigned's heirs, personal representatives, successors and assigns and shall inure to the benefit of the Bank, its successors and assigns. This Note shall be governed by the internal laws of the Commonwealth of Virginia and applicable federal law.

By signing below, the undersigned agree to the terms of this Note and acknowledge receipt of a loan in the Loan Amount shown above.



                           MAXIMUS, Inc.


                           By: /s/ David V. Mastran                     (SEAL)
                               -----------------------------------------
                               David V. Mastran, Chief Executive Officer

                           By: /s/ Raymond B. Ruddy                     (SEAL)
                               -----------------------------------------
                               Raymond B. Ruddy, Chairman of the Board

                               SECURITY AGREEMENT



This Security Agreement is made by MAXIMUS, INC. (the Owner) for the use and benefit of Crestar Bank (the Bank).

      1. SECURITY AGREEMENT. In order to induce the Bank from time to time to extend or continue to extend credit to MAXIMUS, INC. (the Borrower), the Owner (which may include the Borrower) hereby grants the Bank, its successors and assigns, a security interest in the collateral and all proceeds, products, rents and profits thereof and all revenues from the right to use the collateral as described below (the Collateral) to secure the payment of all present and future indebtedness of every kind and description, however evidenced, of the borrower to the Bank, whether such indebtedness is direct or indirect, fixed or contingent, liquidated or unliquidated, including any extensions, modifications or renewals thereof (the Indebtedness) and to secure the performance by the Owner of the agreements and warranties contained in this Security Agreement.

      2. COLLATERAL. As used in this Security Agreement, the term "Collateral," whether now existing or hereafter acquired, shall mean (check all that are applicable):

IF THE COLLATERAL IS NOT SPECIFICALLY DESIGNATED BY A CHECK MARK, THEN THE OWNER GRANTS THE BANK A BLANKET SECURITY INTEREST.


    [ ]     Blanket        All accounts ("Accounts"), inventory ("Inventory"),
            Security       furniture, fixtures and equipment ("Equipment"),
            Interest       general intangibles ("General Intangibles"),
                           instruments, documents and chattel paper, including, without limitation, all goods represented thereby and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds, products, rents and profits thereof (as all such terms are defined in the Uniform Commercial Code).

                           [ ] All or a portion of the Collateral will be attached as a fixture to realty located at
                                 ----------------------------------------------
                                 --------------------------------.

    [ ]     Accounts and   All of the Owner's rights, now existing or arising
            General        in the future, to  payment for goods sold or leased
            Intangibles    or for services rendered, whether or  not earned by
                           performance, and whether or not such right to payment is evidenced by an instrument, document or chattel paper (the "Accounts"), together with all interest of the Owner in goods, the sale or lease of which shall have given rise or may give rise to any Account, including Notes Receivable and all of the Owner's personal property,including things in action, all returned goods, reclaimed and repossessed goods, chattel paper, documents, instruments and money, including, without limitation, returned and unearned insurance premiums, tax refunds, contract rights and causes in action of any kind and nature whatsoever
                           ("General Intangibles") and all proceeds and products thereof and all substitutions and replacements therefore.

    [X]     Inventory,     All goods of every nature which are held for sale or
            Accounts, and  furnished or are to  be furnished under contracts of
            General        service or sale of lease, supplies, stock-  in-trade,
            Intangibles    all raw materials, work-in-process, finished goods,
                           all items of personal property, and all returned, reclaimed and repossessed goods, whether now in the Owner's possession or control, in transit, in storage, or hereafter acquired by way of replacement, substitution, addition or otherwise and all other inventory as defined in the Uniform Commercial Code
                           ("Inventory"), all accounts as defined in the Uniform
                           Commercial Code ("Accounts"), General Intangibles and all proceeds, products, rents and profits thereof.

    [ ]     Furniture,     All of the Owner's furniture, fixtures, equipment,
            Fixtures, and  and leasehold improvements including all equipment
            Equipment      as defined in the Uniform Commercial Code
                           ("Equipment"), and including, but not limited to, any leases, rental agreements, chattel paper, rental payments and insurance proceeds together with all accessories, accessions, attachments, parts, replacements, substitutions, improvements, repairs installed in or affixed to any Equipment, and all proceeds and products thereof.

                           [ ] All or a portion of the Collateral will e attached as a fixture to realty located at

                                 ----------------------------------------------
                                 --------------------------------.

    [ ]     Equipment and  All of the following Equipment or Consumer Goods:
            Consumer
            Goods                       Body                    Serial Number/
                              Make      Type    Year    Model   Motor Number
                              ----      ----    ----    -----   -------------






                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           -------------

                           including, but not limited to, any leases, rental agreements, chattel paper, rental payments and insurance proceeds together with all licenses, tires, tools, equipment, accessories and other accessions now or hereafter installed in or affixed to the Equipment or Consumer Goods and all substitutions, renewals and replacements thereof, and all proceeds, products, rents and profits thereof.

                           [ ] All or a portion of the Collateral will be attached as a fixture to realty located at

                                 ----------------------------------------------

                                 --------------------------------.

    [ ]    Securities,     The following securities, instruments, including
           Instruments,    unsecured notes and notes secured by deeds of trust
           Certificates of or otherwise, certificates of deposit,documents,
           Deposit,        including documents of title, documentary drafts,
           Documents,      accounts, letters of credit, chattel paper, general
           Chattel Paper,  intangibles, including interests in estates and
           and General     trusts, and other property described as:____________
           Intangibles     ____________________________________________________
                           ____________________________________________________
                           _____________________________________________and all
                           proceeds and products thereof and all substitutions and replacements therefore.


         The Owner also grants the Bank a security interest in all rights to which an owner of the Collateral is now or may become entitled by virtue of owning such Collateral including, without limitation, interest, cash dividends, stock dividends and stock rights, all of which shall, when received, and upon request by the Bank, be delivered to the bank with written authority to sell, transfer or rehypothecate the same.

         If the Collateral includes all rights, title and interest in an Estate or Trust, the security interest shall not apply to any shares of capital stock of Crestar Financial Corporation or any of its affiliates, or to any units of participation in the Bank's Common Trust Fund held by the Estate or Trust, but shall apply to any proceeds from the sale of such stocks and units or cash dividends thereof.

      3. ACCOUNTS.  If the Collateral includes Accounts:
         --------

         a) The Owner warrants that each and every Account, now owned or hereafter acquired, is a bona fide existing obligation, valid and enforceable against the account debtor, for goods sold or leased and delivered or services rendered in the ordinary course of business; it is subject to no dispute, defense or offset; the Owner has good title to the Account and has full right and power to grant the Bank a security interest in the Collateral;

         b) The Owner will immediately notify the Bank of any Account to which the above warranties are or become untrue;

         c) The Owner will prepare and deliver to the Bank, at the Bank's request, a listing and aging of all Accounts and any further schedules or information that the Bank may require.

         d) The Bank shall have the right at any time to notify account debtors of its security interest in the Accounts and require payments to be made directly to the Bank. The Owner hereby appoints the Bank and any officer or employee of the Bank, as the Bank may from time to time designate, as its attorneys-in-fact for the Owner, to sign and endorse in the name of the Owner, to give notice in the name of the Owner, and to perform all other actions necessary or desirable at the reasonable discretion of the Bank to effect these provisions and carry out the intent hereof, all at the cost and expense of the Owner. The Owner hereby ratifies and approves all acts of such attorneys-in-fact and neither the Bank nor any other such attorneys-in-fact will be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable so long as any Account or General Intangible assigned to the Bank remains unpaid and the Borrower has any Indebtedness to the Bank. The costs of such collection and enforcement, including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Owner whether the same are incurred by the Bank or the Owner;


         e) At the option of the Bank, all payments on the Accounts received by the Owner shall be remitted to the Bank in their original form on the day of receipt; all notes, checks, drafts and other instruments so received shall be duly endorsed to the order of the Bank. At the Bank's election, the payments shall be deposited into a special deposit account ("Special Account") maintained with the Bank. The Bank may designate with each such deposit the particular Account upon which payment was made. The Special Account shall be held by the Bank as security for the Indebtedness. Prior to depositing payments on the Accounts into the Special Account, the Owner agrees that it will not commingle such payments with any of the Owner's funds or property, but will hold them separate and apart and in trust for the Bank. The Bank will have the power to withdraw from the Special Account. The Bank may at any time and from time to time,in its sole discretion, apply any part of the funds in the Special Account to the Indebtedness whether or not the same is due. Upon full and final satisfaction of the Indebtedness plus termination of any commitment to extend additional funds, the Bank will pay to the Owner any excess funds, whether received by the Bank as a deposit in the Special Account or as a direct payment on any of the Indebtedness;

          f) If any of the Owner's Accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Owner will immediately notify the Bank in writing and execute any instruments and take any steps required by the Bank in order that all monies due and to become due under such contracts shall be assigned to the Bank and in order that proper notice be given under the Federal Assignment of Claims Act;

          g) The Bank shall not be liable and shall suffer no loss on account of loss or deprivation of any Account due to acts or omissions of the Bank unless the Bank's conduct is willful and malicious, and the Bank shall have no duty to take any action to preserve the Collateral or collect Account.

      4. INVENTORY.  If the Collateral includes Inventory:
         ---------

          a) The Owner agrees to maintain books and records pertaining to the Inventory in such detail, form and scope as the Bank shall require. The Owner shall promptly advise the Bank of any substantial changes relating to the type, quality or quantity of the Inventory or any event which would have a material effect on the value of the Inventory or on the security interest granted to the Bank. Upon reasonable notice by the Bank, the Owner shall assemble and make readily available for inspection and examination of the Inventory and all books and records pertaining to the Inventory at any time;

          b) If the Inventory remains in the possession or control of any of the Owner's agents or processors, the Owner shall notify such agents or processors of the Bank's security interest, and upon request, instruct them to hold such Inventory for the Bank's account and subject to the Bank's instructions;

          c) The Owner will prepare and deliver to the Bank, at the Bank's request, a listing of all Inventory and such information regarding the Inventory as the Bank may require.

         5. SECURITIES, INSTRUMENTS, CERTIFICATES OF DEPOSIT, DOCUMENTS, CHATTEL PAPER AND GENERAL INTANGIBLES. If the Collateral includes securities, instruments, certificates of deposit, documents, chattel paper or general intangibles:

          a)      The Owner represents and warrants, as may be applicable that

         (i) The Owner has good and marketable title to the Collateral. The Collateral is valid and genuine and represents a bona fide, binding, legal obligation of the maker, issuer, or grantor, and all signatures are genuine;

         (ii) The Collateral is in full force and effect and is not in default and no prepayments have been made;

         (iii) The Collateral is not represented by a judgment or any other document not provided to the Bank;

         (iv) The Collateral is not subject to any assignment, claim, lien, right of setoff or security interest of any other party;

         (v) Unless otherwise stated, the face amount on the Collateral is the correct amount actually and unconditionally due or to become due according to the terms of the Collateral, and such amount is not disputed or subject to any setoff, credit, deduction, or counterclaim;

         (vi) With respect to the security on the Collateral, the lien or security interest represented thereby is not subject to prior claim, lien, or security interest of any other party, unless otherwise stated herein, or in the document evidencing such security;

         (vii) With respect to the security on the Collateral, it has been properly perfected by the filing or recording of all necessary financing statements, deeds of trust or other documents and the payment of all recording, transfer and other taxes and fees made in the appropriate public offices.

          b) At any time, and from time to time, whether before or after default, without notice, and at the expense of the Owner, the Bank in its name or in the name of its nominee or of the Owner, may, but shall not be obligated to:

         (i) Notify the obligors on any Collateral to make payment to the Bank of any or all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral, may collect the same by legal proceedings or otherwise, and may perform any contract or endorse in the name of the Owner any checks, drafts, notes, instruments or other documents which constitute the Collateral:

         (ii) Enter into any extension, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting the Collateral and in connection therewith may deposit or surrender control of the Collateral, accept other property in exchange for the Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for the Collateral may be either applied to any Indebtedness or may be held by the Bank pursuant to the provisions of this Security Agreement:

         (iii) Make any compromise or settlement it deems desirable or proper with reference to the Collateral;

         (iv)     Insure, process and preserve the Collateral;

         (v) Cause the Collateral to be transferred to its name or the name of its nominee;

         (vi) Exercise as to the Collateral all the rights, powers and remedies of an owner.

         6. REPRESENTATIONS AND WARRANTIES. The Owner represents and warrants to the Bank as follows:

          a) The Owner is and will continue to be the absolute owner of the Collateral and that there are no other liens or security interests affecting the Collateral other than the security interest granted in this Security Agreement except those previously disclosed to the Bank in writing by the Owner; if the Owner is acting in the capacity of trustee, administrator or executor of an estate, such fact shall be disclosed and evidence of capacity shall be provided to the Bank:

          b) The Owner will defend the Collateral against the claims and demands of all parties. The Owner will not, without prior written consent of the Bank, grant any security interest in the Collateral and will keep it free from any lien, encumbrance or security interest;

          c) The Owner represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, collection, manufacture, storage, treatment, disposal, release or threatened release of any hazardous substance, as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.
                  Section 9601, et seq. ("CERCLA"), Superfund Amendments and Reauthorization Act ("SARA"), applicable state laws, or regulations adopted pursuant to either of the foregoing. The Owner agrees to comply with any federal, state or local law, statute, ordinance or regulation, court or administrative order or decree or private agreement regarding materials which require special handling in collection, storage, treatment or disposal because of their impact on the environment ("Environmental Requirements"). The Owner agrees to indemnify and hold the Bank harmless against any and all claims, losses and expenses resulting from a breach of this provision of this Agreement and the Owner will pay or reimburse the Bank for all costs and expenses for expert opinions or investigations required or requested by the Bank which, in the Bank's sole discretion, are necessary to ensure compliance with this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of the Agreement;

          d) The Collateral is and will be used or bought for use primarily for the following purpose:

         [ ]      personal, family or household;   [ ] farm;   [ ] business;

          e) The Owner warrants and represents that all Collateral has been produced in compliance with the Fair Labor Standards Act or other applicable wage and employee law, rule, regulation or order, and that no existing or future liability shall occur as a result thereof. The Owner may contest, in good faith, the applicability of any such law, rule, regulation or order, including prosecuting any appeals, so long as the Bank's interest in the Collateral, in the opinion of the Bank, is not jeopardized thereby;

          f) The Owner, if an individual, is above the age of majority and has the legal capacity to enter into this Security Agreement;

          g)      If an individual, the Owner's home address is

                  --------------------------------------------------------;

          h) The Owner, if a corporation, is duly organized and existing under the laws of the Commonwealth of Virginia is duly qualified and in good standing as a foreign corporation in every jurisdiction where such qualification is necessary; the execution and performance of this Security Agreement have been duly authorized by action of its Board of Directors, no action of its shareholders being necessary; the execution and performance of this Security Agreement will not violate or contravene any provisions of law or regulation or its Articles of Incorporation, Shareholder Agreement, By-Laws or other agreements to which it is a party or by which it is bound; and that no consent or approval of any governmental agency or authority is required in making or performing the obligations under this Security Agreement;

          i) The Owner, if a partnership, is duly qualified and in good standing to do business in every jurisdiction where such qualification is necessary; the execution and performance of this Security Agreement have been duly authorized by its partners, no further actions of its partners is necessary; the execution and performance of this Security Agreement will not violate or contravene any provisions of law or regulation or its Partnership Agreement or other agreements to which it is a party or by which it is bound; and that no consent or approval of any governmental agency or authority is required in making or performing the obligations under this Security Agreement;

          j) If a corporation, partnership or proprietorship, the location of the Owner's principal place of business in Virginia (Jurisdiction) is Fairfax (County) and it does |_| does not |X| have a place of business in another city or county in that jurisdiction (list other jurisdiction if applicable);

          k)      The Collateral will be located at see below* ;

          l) The Owner will maintain the Collateral in the above locations. The collateral shall not be moved from the above locations without the prior written consent of the Bank. The Owner must notify the Bank in writing at least 30 days prior to any change of its name, corporate structure or identity;

          m) The Owner maintains its books of account and records only at 1356 Beverly Road, McLean, VA 22101

          n) All information supplied and statements made to the Bank in any financial or credit statement or application are true, correct, complete, valid and genuine in all material respects.

The Owner further represents (check if applicable)

      [ ] The Collateral is being acquired with funds simultaneously advanced to the Borrower by the Bank, and such funds will be used for no other purpose.

         7. COVENANTS.

          a) The Owner shall maintain complete and accurate books of account and records, and its principal books of account and records, including all records concerning Accounts and contract rights, shall be kept and maintained at the place(s) specified above. The Owner shall not move such books of account and records without giving the Bank at least 30 days prior written notice and executing and delivering to the Bank financing statements satisfactory to the Bank prior to any such move. All accounting records and financial reports furnished to the Bank shall be maintained and prepared in accordance with generally accepted accounting principles consistently applied. It is specifically agreed that the Bank shall have and the Owner hereby grants to the Bank a security interest in all books of account and records of the Owner and shall have access to them at any time for inspection, verification, examination and audit;

          b) The Owner shall furnish to the Bank such financial and business information and reports in form and content satisfactory to the Bank as and when the Bank may from time to time require;

          c) The Owner, if a corporation, shall maintain its corporate existence in good standing and shall not consolidate or merge with or acquire the stock of any other corporation without the prior written consent of the Bank. If the Owner is a corporation, the Owner shall, at the request of the Bank, qualify as a foreign corporation and obtain all requisite licenses and permits in each jurisdiction where the Owner does business. The Owner shall not discontinue business, liquidate, sell, transfer, assign or otherwise dispose of any of its assets, except with the prior written permission of the Bank, provided, however, that it may sell in the ordinary course of business and for a full consideration in money or money's worth, any product, merchandise or service produced or marketed by it. The Bank's security interest shall attach to all proceeds of all sales or dispositions of the Collateral;

          d) The Owner shall maintain all of the Collateral in good condition and repair. The Bank shall have the right to inspect the Collateral at any reasonable time and shall have the right to obtain such appraisals, reappraisals, appraisal updates or environmental inspections as the Bank, in its sole discretion, may deem necessary from time to time.

          e) The Owner shall at all times keep insurable Collateral insured against any and all risks, including, without limitation, fire, and such other insurance as may be required by the Bank from time to time; and in such amounts as may be satisfactory to the Bank. The Bank shall be named as Loss Payee on any such insurance policies. Insurance may be purchased from an insurer of the Owner's choice, except as otherwise required by law. The Owner shall pay and discharge all taxes, assessments and charges of every kind prior to the date when such taxes, assessments or charges shall become delinquent and provide proof of such payments to the Bank, upon request. However, nothing contained in this Security Agreement shall require the Owner to pay any such taxes, assessments and charges so long as it shall contest its validity in good faith and shall post any bond or security required by the Bank against the payment. Upon the failure of the Owner to pay such required amounts, the Bank, at its option, and at the Owner's expense, may obtain such insurance or pay such taxes, assessments or charges with the costs or premiums becoming part of the Indebtedness at the option of the Bank, such amounts may be payable on demand. Any insurance obtained by the Bank, at its option, may be single or dual interest, protecting its rights, rights of the Owner or joint rights. Any insurance obtained by the Bank may provide, at its option, that such insurance will pay the lesser of the unpaid balance of the indebtedness or the repair or replacement value of the Collateral. The Owner authorizes the Bank to give effect to any of these options without prior notice to Owner or further consent from Owner. No matter which insurance coverage or repayment options the Bank chooses, the collateral will secure payment of these amounts. The Bank may use the proceeds of any insurance obtained by Owner or by the Bank to repair or replace the collateral or, if the Bank elects to do so, to repay part or all of the indebtedness, and the Borrowers will still be responsible to repay any remaining unpaid balance of the indebtedness. Owner assigns to the Bank all amounts payable under the insurance, including unearned premiums, directing the insurer to make payment to the Bank, and Owner appoints us attorney-in-fact to endorse any draft.

          f) The Owner will not pledge or grant any security interest in any of the Collateral to anyone except the Bank, or permit any lien or encumbrance to attach to any of the Collateral, or any levy to be made on the Collateral, or any financing statement (except financing statements in favor of the Bank) to be on file against the Collateral;

          g) The Owner agrees that it will not permit any return of merchandise, the sale of which gave rise to any of the Accounts, except in the usual and regular course of business.

      8. DEFAULT. In addition to any right which the Bank may have to demand payment of the Indebtedness under any other agreement, upon the occurrence of any of the following events of default, the Bank, at its option, may declare any or all of the Indebtedness immediately due and payable and may exercise any and all of the rights and remedies of default of a secured party under the Uniform Commercial Code and other applicable law and all rights provided herein, all of which rights and remedies shall, to the full extent permitted by law, be cumulative;

          a) If the Borrower fails to pay when due any Indebtedness or shall otherwise be in default under any agreement of the Borrower with the Bank or with Crestar Financial Corporation, or any subsidiary or affiliate of Crestar Financial Corporation, or any subsidiary or affiliate of such subsidiary or affiliate (whether now existing or hereafter organized or acquired); or

          b) The failure of the Owner to observe or perform any of the terms or provisions of this Security Agreement, or any such default by the Borrower, any endorser, or any guarantor of any Indebtedness of the Borrower to the Bank (a Party); or

          c) The breach of any of the Owner's representations or warranties in this Security Agreement or any other agreement with the Bank; or

          d) The death, dissolution, merger, consolidation or termination of existence of the Owner or any Party; or

          e) The insolvency or inability to pay debts as they mature of the Owner or any Party, or the application for the appointment of a receiver for any of them, or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, statute or proceeding by or against any of them, or any assignment for the benefit of creditors by or against any of them; or

          f) The entry of a judgment against the Owner or any Party or the issuance or service of any attachment, levy or garnishment against the Owner or any Party or the property of any of them or the repossession or seizure of property of the Owner or any Party;

          g) Any deterioration or impairment of the Collateral or any part of the Collateral or any decline or depreciation in the value or market value of the Collateral (whether actual or reasonably anticipated), which causes the Collateral, in the judgment of the Bank, to become unsatisfactory as to character or value; or

          h) A determination by the Bank that a material adverse change in the financial condition of the Owner or any Party has occurred since the date of this Security Agreement; or

          i) The Owner or any Party commits fraud or makes a material misrepresentation at any time in connection with this Security Agreement.

The Bank may require the Owner to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and the Owner. The Bank may take possession of the Collateral without a court order. The Owner shall pay to the Bank on demand all legal expenses and reasonable attorneys' fees (not to exceed 15% of Indebtedness then owed if the Bank is Crestar Bank, N.A. or Crestar Bank MD or 25% of Indebtedness then owed if the Bank is Crestar Bank) if the Bank refers this Security Agreement to an attorney who is not a salaried employee of the Bank, appraisal fees and all expenses incurred or paid by the Bank, in protecting and enforcing the rights of the Bank under this Security Agreement, including the Bank's right to take possession of the Collateral and its proceeds, and to hold, prepare for sale, sell and dispose of the Collateral. Any required notice by the Bank of sale or other disposition on default, when placed in the mail and addressed to or left upon the premises of the Owner, at the address specified next to the Owner's signature below or such other address of the Owner as may from time to time be shown on the Bank's records, at least ten days prior to such action shall constitute reasonable notice to the Owner.

      9. TERM. This Security Agreement shall be a continuing agreement and shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with the Bank and shall apply to any ultimate balance which shall remain due by the Borrower to the Bank; provided, however, that the Owner may be written notice terminate this Security Agreement with respect to all Indebtedness of the Borrower incurred or contracted by the Borrower or acquired by the Bank after the date on which such notice is personally delivered to or mailed via registered mail and accepted by the Borrower's lending officer.

      10. EXECUTION BY MORE THAN ONE PARTY. The term "Owner" as used in this Security Agreement shall, if this instrument is signed by more than one Party, mean the "Owner and each of them" and each shall be jointly and severally obligated and liable. If any Party shall be a partnership, the agreements and obligations on the part of the Owner shall remain in force and applicable regardless of any changes in the individuals composing the partnership and the term "Owner" shall include any altered or successive partnerships and the predecessor partnerships and their partners shall not be released from any obligation or liability.

     11. WAIVERS BY THE OWNER. The Owner hereby waives (1) notice of acceptance of this Security Agreement and of any extension or renewals of credit by the Bank to the Borrower; (2) presentment and demand for payment of the Indebtedness; (3) protest and notice of dishonor or default to the Owner or to any other party with respect to the Indebtedness; (4) all other notices to which the Owner might otherwise be entitled; and (5) if for business purposes, the benefit of the Homestead Exemption. The Owner further waives any right to require that any action be brought against the Borrower or any other party, to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other party. The Owner further agrees that it shall not be subrogated and will not enforce on its part or behalf any right of action which the Bank may have against the Borrower until every Indebtedness secured under this Security Agreement is paid in full.

     12. NO OBLIGATIONS TO EXTEND CREDIT. This Contract shall not be construed to impose any obligation on the Bank to extend or continue to extend any credit at any time.

     13. INDEMNITY. The Owner agrees to indemnify and hold harmless the Bank and its subsidiaries, affiliates, successors, parents, and assigns and their respective agents, directors, employees, and officers from and against any and all complaints, claims, defenses, demands, actions, bills, causes of action (including, without limitation, costs and attorneys' fees), and losses of every nature and kind whatsoever, which may be raised or sustained by any directors, officers, employees, shareholders, creditors, regulators, successors in interest, or receivers of the Borrower or any third party as a result of or arising out of, directly or indirectly, the Bank extending credit as evidenced by the Indebtedness to the Borrower, and taking the Collateral as security for the Indebtedness, and the Owner further agrees to be liable for any and all judgments which may be recovered in any such action, claim, proceeding, suit, or bill, including any compromise or settlement thereof, and defray any and all expenses, including, without limitation, costs and attorneys' fees, that may be incurred in or by reason of such actions, claims, proceedings, suits, or bills.

     14. FINANCING STATEMENTS. The Owner will deliver such instruments of further assignment or assurance as the Bank may from time to time request to carry out the intent of this Security Agreement, and will join with the Bank in executing financing statements and other documents in form satisfactory to the Bank and pay the cost of filing the same, including all recordation, transfer and other taxes and fees, continuation statements and any other documents in any public office deemed advisable by the Bank. The Owner agrees that a carbon, photographic or other reproduction of a financing statement or this Security Agreement shall be sufficient as a financing statement.

     15. SUCCESSOR IN INTEREST. This Security Agreement shall be binding upon the Owner, its successors and assigns, and the benefits hereof shall inure to the Bank, its successors and assigns.

     16. WAIVER BY THE BANK. The Bank may waive any default or remedy any default without waiving the default remedied or any other prior or subsequent default. The Bank's failure to exercise any right or take any action under this Security Agreement shall not constitute a waiver of that or any other right or action.

     17. WAIVER OF JURY TRIAL. To the extent legally permissible, the Owner waives all right to trial by jury in any litigation relating to transactions under this Security Agreement, whether sounding in contract, tort or otherwise.

     18. GOVERNING LAW. The laws of the jurisdiction in which the Bank is located shall govern the construction of this Security Agreement and the rights and duties of the Owner and Parties.

     The undersigned have executed or caused this Security Agreement to be executed, under seal, as of this 5th day of July, 1995



1356 Beverly Road                 MAXIMUS, Inc.                     (SEAL)
------------------------          ----------------------------------
Street and Number                        Owner

McLean, VA 22101                  By /s/ David V. Mastian
------------------------             -------------------------------
City  State  Zip                          (Name and Title)
                                                                    (SEAL)
------------------------          ----------------------------------
Street and Number                        Owner

                                  By /s/ Raymond B. Ruddy, Chairman
------------------------             -------------------------------
City  State  Zip                          (Name and Title)

McLean, VA 22101               By /s/ David V. Mastran
------------------------          ----------------------------------
City     State       Zip       (Name and Title)


                                                                    (SEAL)
------------------------          ----------------------------------
Street and Number                        Owner


                               By /s/ Raymond B. Ruddy, Chairman
------------------------          ----------------------------------
City     State       Zip              (Name and Title)